              --------------------------------------------------
                                 SMITH BARNEY
                                  NEW JERSEY
                             MUNICIPALS FUND INC.
              --------------------------------------------------

         CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  SEPTEMBER 30, 2001



                    [LOGO] Smith Barney
                           Mutual Funds
                    Your Serious Money. Professionally Managed./SM/

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]

HEATH B.
MCLENDON

Chairman

[PHOTO]
JOSEPH P. DEANE

Vice President and Investment Officer

Dear Shareholder,
We are pleased to provide the semi-annual report for Smith Barney New Jersey Municipals Fund Inc. ("Fund") for the period ended September 30, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Special Shareholder Notice
As you may know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed during the September 11th terrorist attack. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan and have been in full operation since the markets reopened. Purchases and redemptions placed after 4:00 p.m. ET on September 10th were executed on the day that the markets reopened, much like orders received over weekends. We can assure you that this event did not affect the management of your investments at all; as always, they have been managed under the watchful eye of our investment professionals.

Performance Update
For the six months ended September 30, 2001, the Fund's Class A shares, without sales charges, returned 4.10%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Municipal Index")/1/ returned 3.48%.

Investment Strategy
The Fund seeks to maximize current interest income that is excluded/2/ from gross income for both regular federal income and New Jersey personal income tax

--------
1The Lehman Municipal Index is a broad measure of the municipal bond market with maturities of at least one year. Please note an investor cannot invest directly in an index.
2Please note a portion of the income from the Fund may be subject to the Alternative Minimum Tax ("AMT").


1 Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders
purposes to the extent possible with prudent investment management and the preservation of capital.

The fund manager seeks to minimize the effects of market volatility by carefully adjusting both the exposure to interest rate movements and the credit quality of the securities in response to changing market conditions. We are currently optimistic about the municipal bond market because of a shrinking market supply, state and local government budget surpluses, slowing global economic growth and our expectations that the U.S. Federal Reserve Board ("Fed") will continue to keep short-term interest rates low.

Market Review
Faced with economic deceleration, the Fed began 2001 with an aggressive campaign of easing interest rates. Until recently, it appeared that the Fed was near the end of its rate cuts. The tragic events of September 11, 2001, however, changed monetary policy significantly. Since that day, the Federal Open Market Committee ("FOMC")/3 /lowered short-term rates three times in 50 basis point/4/ increments. It lowered rates once with an intra-meeting move on September 17th before the equity market reopened after the terrorist attack, once at the FOMC meeting on October 2nd, and most recently on November 6th. Please note that the October 2nd and November 6th rate reductions both occurred after the reporting period. The federal funds rate ("fed funds rate")/5 /now stands at 2.0%, its lowest level in four decades.

Since the beginning of 2001, the Fed has cut the fed funds rate 450 basis points (4.50%) in the hopes of stimulating the economy. Economic growth, which has been moderating all year, will now have to absorb the slowdown created by the recent terrorist attacks. In addition to its accommodative stance on interest rates, Congress is working to craft a second package of tax cuts to help stimulate growth.

Along with the U.S. economy, we believe that municipal credits in the state of New Jersey have not been impacted nearly to the degree that the state of New York has been. Specifically, The Port Authority of New York and New Jersey is one authority that both states share. Despite recent events that adversely


--------
3The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
4A basis point is 0.01%, or one one-hundredth of a percent.
5The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge.
 Thefed funds rate often points to the direction of U.S. interest rates.


2 Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders
impacted both New York and New Jersey, we are comfortable with the assets and cash positions that back The Port Authority of New York and New Jersey bonds and would purchase additional bonds should they become more attractive.

Market Outlook
Going forward, the September 11th disaster will be a defining moment in our lives for the markets and for our country. Although we believe the economy is now clearly in a recession, in our opinion it could have a "V" shaped economic recovery and a more powerful rebound in 2002 than would have been possible in normal times.

Overall, we believe that the state of New Jersey has actually seen at least a temporary business migration from Wall Street in the aftermath of the September 11th terrorist attack. In our opinion, although the New Jersey economy will be impacted by the general economic slowdown, it is well positioned to participate in any upswing that may occur. With respect to the Smith Barney New Jersey Municipals Fund Inc., we will continue to try to upgrade our healthcare positions, as well as to add to essential service revenue bonds.

In closing, thank you for investing in the Smith Barney New Jersey Municipals Fund Inc.

Sincerely,

      /s/ Heath B. McLendon         /s/ Joseph P. Deane
      Heath B. McLendon             Joseph P. Deane
      Chairman                      Vice President and Investment Officer

      October 30, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 9 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of September 30, 2001 and is subject to change.



3 Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares



               Net Asset Value
             -------------------
             Beginning    End     Income   Capital Gain    Return      Total
Period Ended of Period of Period Dividends Distributions of Capital Returns/(1)/
---------------------------------------------------------------------------------
  9/30/01     $12.45    $12.63     $0.32       $0.00       $0.00        4.10%+
---------------------------------------------------------------------------------
  3/31/01      11.96     12.45      0.66        0.00        0.00        9.92
---------------------------------------------------------------------------------
  3/31/00      13.26     11.96      0.64        0.10        0.00       (4.28)
---------------------------------------------------------------------------------
  3/31/99      13.44     13.26      0.66        0.23        0.00        5.41
---------------------------------------------------------------------------------
  3/31/98      12.92     13.44      0.71        0.06        0.00       10.20
---------------------------------------------------------------------------------
  3/31/97      12.88     12.92      0.68        0.00        0.00        5.74
---------------------------------------------------------------------------------
  3/31/96      12.62     12.88      0.70        0.00        0.00        7.77
---------------------------------------------------------------------------------
  3/31/95      12.55     12.62      0.70        0.00        0.00        6.37
---------------------------------------------------------------------------------
  3/31/94      13.16     12.55      0.70        0.15        0.00        1.66
---------------------------------------------------------------------------------
  3/31/93      12.44     13.16      0.75        0.14        0.01       13.49
---------------------------------------------------------------------------------
  3/31/92      12.17     12.44      0.77        0.13        0.04       10.22
---------------------------------------------------------------------------------
   Total                           $7.29       $0.81       $0.05
---------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                       Net Asset Value
                     -------------------
                     Beginning    End     Income   Capital Gain    Return      Total
Period Ended         of Period of Period Dividends Distributions of Capital Returns/(1)/
-----------------------------------------------------------------------------------------
9/30/01               $12.45    $12.63     $0.29       $0.00       $0.00        3.81%+
-----------------------------------------------------------------------------------------
3/31/01                11.95     12.45      0.59        0.00        0.00        9.38
-----------------------------------------------------------------------------------------
3/31/00                13.25     11.95      0.57        0.10        0.00       (4.82)
-----------------------------------------------------------------------------------------
3/31/99                13.44     13.25      0.59        0.23        0.00        4.80
-----------------------------------------------------------------------------------------
3/31/98                12.92     13.44      0.64        0.06        0.00        9.66
-----------------------------------------------------------------------------------------
3/31/97                12.88     12.92      0.62        0.00        0.00        5.23
-----------------------------------------------------------------------------------------
3/31/96                12.62     12.88      0.63        0.00        0.00        7.20
-----------------------------------------------------------------------------------------
3/31/95                12.55     12.62      0.62        0.00        0.00        5.76
-----------------------------------------------------------------------------------------
3/31/94                13.16     12.55      0.63        0.15        0.00        1.15
-----------------------------------------------------------------------------------------
Inception* - 3/31/93   12.75     13.16      0.27        0.14        0.01        6.60+
-----------------------------------------------------------------------------------------
  Total                                    $5.45       $0.68       $0.01
-----------------------------------------------------------------------------------------



4 Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Class L Shares



                       Net Asset Value
                     -------------------
                     Beginning    End     Income   Capital Gain    Return      Total
Period Ended         of Period of Period Dividends Distributions of Capital Returns/(1)/
-----------------------------------------------------------------------------------------
9/30/01               $12.44    $12.63     $0.29       $0.00       $0.00        3.87%+
-----------------------------------------------------------------------------------------
3/31/01                11.95     12.44      0.58        0.00        0.00       9.24
-----------------------------------------------------------------------------------------
3/31/00                13.25     11.95      0.56        0.10        0.00      (4.86)
-----------------------------------------------------------------------------------------
3/31/99                13.43     13.25      0.58        0.23        0.00       4.78
-----------------------------------------------------------------------------------------
3/31/98                12.92     13.43      0.63        0.06        0.00       9.50
-----------------------------------------------------------------------------------------
3/31/97                12.88     12.92      0.61        0.00        0.00       5.17
-----------------------------------------------------------------------------------------
3/31/96                12.62     12.88      0.63        0.00        0.00       7.17
-----------------------------------------------------------------------------------------
Inception* - 3/31/95   11.86     12.62      0.18        0.00        0.00       8.01+
-----------------------------------------------------------------------------------------
  Total                                    $4.06       $0.39       $0.00
-----------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

 Average Annual Total Returns

                                         Without Sales Charges/(1)/
                                         ------------------------
                                         Class A   Class B  Class L
              ------------------------------------------------------
              Six Months Ended 9/30/01+    4.10%     3.81%    3.87%
              ------------------------------------------------------
              Year Ended 9/30/01          10.94     10.32    10.27
              ------------------------------------------------------
              Five Years Ended 9/30/01     5.45      4.90     4.85
              ------------------------------------------------------
              Ten Years Ended 9/30/01      6.30       N/A      N/A
              ------------------------------------------------------
              Inception* through 9/30/01   7.35      5.41     6.23
              ------------------------------------------------------

                                          With Sales Charges/(2)/
                                         ------------------------
                                         Class A   Class B  Class L
              ------------------------------------------------------
              Six Months Ended 9/30/01+   (0.07)%   (0.69)%   1.81%
              ------------------------------------------------------
              Year Ended 9/30/01           6.50      5.82     8.19
              ------------------------------------------------------
              Five Years Ended 9/30/01     4.59      4.74     4.64
              ------------------------------------------------------
              Ten Years Ended 9/30/01      5.86       N/A      N/A
              ------------------------------------------------------
              Inception* through 9/30/01   7.02      5.41     6.07
              ------------------------------------------------------


5 Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Cumulative Total Returns


                                     Without Sales Charges/(1)/
----------------------------------------------------------------
Class A (9/30/91 through 9/30/01)              84.15%
----------------------------------------------------------------
Class B (Inception* through 9/30/01)           59.79
----------------------------------------------------------------
Class L (Inception* through 9/30/01)           50.79
----------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B and L shares are April 22, 1988, November 6, 1992 and December 13, 1994, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.



6    Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance (unaudited)


              Growth of $10,000 Invested in Class A Shares of the
                 Smith Barney New Jersey Municipals Fund Inc.
                   vs. Lehman Brothers Municipal Bond Index+

           --------------------------------------------------------
                       September 1991 -- September 2001

                               [CHART]

          SB New Jersey Municipals Fund Inc.     Lehman Brothers Municipal Bond
Sep\1991             9,602                                10,000
Mar\1992             9,937                                10,366
Mar\1993            11,277                                11,663
Mar\1994            11,465                                11,934
Mar\1995            12,195                                12,822
Mar\1996            13,142                                13,897
Mar\1997            13,897                                14,653
Mar\1998            15,314                                16,223
Mar\1999            16,143                                17,229
Mar\2000            15,453                                17,214
Mar\2001            16,985                                19,095
Sep\2001            17,682                                19,759

+Hypothetical illustration of $10,000 invested in Class A shares on September
 30, 1991, assuming the deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2001. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million dated since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.



7    Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Portfolio Highlights (unaudited)


                             Portfolio Breakdown*

                                   [CHART]


                         Solid Waste             2.6
                         Life Care               4.9
                         General Obligation      8.9
                         Hospital               18.8
                         Utilities               6.1
                         Housing                 3.1
                         Education               9.7
                         Industrial Developme   11.7
                         Pollution Control       2.3
                         Other                  15.3
                         Transportation         16.6


                  Summary of Investments by Combined Ratings*
           --------------------------------------------------------
                                       Standard &   Percentage of
            Moody's             and/or   Poor's   Total Investments
            -------                    ---------- -----------------
              Aaa                         AAA        49.4%
              Aa                          AA         11.3
               A                           A          6.9
              Baa                         BBB        15.7
              Ba                          BB          3.0
               B                           B          1.6
              NR                          NR         12.1
                                                    -------
                                                    100.0%
                                                    =======

* As a percentage of total investments. All information is as of September 30, 2001. Please note that these holdings are subject to change.


8    Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited)                         September 30, 2001


   FACE
  AMOUNT      RATING(a)                          SECURITY                              VALUE
---------------------------------------------------------------------------------------------------
Education -- 9.8%
$1,000,000    AAA       East Orange Board of Education, COP, FSA-Insured,
                         zero coupon due 2/1/23                                     $   330,440
 1,000,000    AAA       Lumberton Township School District, COP, MBIA-Insured,
                         6.100% due 10/1/13                                           1,057,110
   495,000    Aa3*      New Jersey EDA Revenue, Princeton Montessori Society,
                         LOC Banque National de Paris, Series S,
                         6.500% due 6/1/12                                              509,934
                        New Jersey State Educational Facilities Financing Authority
                         Revenue:
   900,000    NR           Caldwell College, Series A, 7.250% due 7/1/25                946,125
 2,700,000    NR           Fairleigh Dickinson University, Series C,
                            6.625% due 7/1/23                                         2,778,543
   550,000    BBB          Monmouth University, Series D, 5.125% due 7/1/24             522,687
                           Ramapo College, Series D, AMBAC-Insured:
   750,000    AAA           5.000% due 7/1/21                                           752,242
   500,000    AAA           5.000% due 7/1/25                                           497,895
 1,000,000    AAA           5.000% due 7/1/31                                           990,750
                           Rowan University, Series C, FGIC-Insured:
 2,610,000    AAA           5.000% due 7/1/21                                         2,618,404
 2,000,000    AAA           5.000% due 7/1/31                                         1,981,500
 1,250,000    AAA          Seton Hall University Project, Series F,
                            AMBAC-Insured, 5.000% due 7/1/21                          1,270,375
                           St. Peters College, Series B:
 1,000,000    BBB           5.375% due 7/1/18                                           996,090
 2,000,000    BBB           5.500% due 7/1/27                                         1,951,420
 2,125,000    AAA       New Jersey State Higher Education Assistance Authority,
                         Student Loan Revenue, New Jersey Class Loan Program,
                         Series A, MBIA-Insured, 5.800% due 6/1/16 (b)                2,236,074
                        Rutgers State University Revenue:
   600,000    AA          Refunding, Series A, 6.400% due 5/1/13                        710,328
 1,905,000    AA          Series U, 5.000% due 5/1/21                                 1,900,199
--------------------------------------------------------------------------------------------
                                                                                     22,050,116
--------------------------------------------------------------------------------------------
General Obligation -- 8.8%
 2,040,000    AAA       Atlantic City GO, FSA-Insured, 5.000% due 12/15/15            2,114,460
                        Branchburg Township Board of Education:
 1,015,000    AAA         5.000% due 7/15/24                                          1,012,188
 1,520,000    AAA         5.000% due 7/15/30                                          1,508,417
 1,598,000    AAA         5.000% due 7/15/31                                          1,585,631
   750,000    AAA       Hazlet Township School District, 5.000% due 2/1/30              744,330
   200,000    AAA       Hudson County GO, FGIC-Insured, 6.550% due 7/1/10               238,446
   500,000    AAA       Jersey City GO, Series 1991B, FSA-Insured,
                         8.400% due 5/15/06                                             609,060


                      See Notes to Financial Statements.


9 Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


   FACE
  AMOUNT       RATING(a)                        SECURITY                           VALUE
-----------------------------------------------------------------------------------------------
General Obligation -- 8.8% (continued)
                         Lafayette Yard, Community Development, Hotel and
                          Conference Center Project, Trenton, GO, MBIA-Insured:
$   500,000    Aaa*         5.625% due 4/1/21                                   $   564,685
  2,100,000    Aaa*         5.800% due 4/1/35                                     2,398,011
    650,000    AAA       Lakewood Township School District GO, Series 92,
                          AMBAC-Insured, 6.250% due 2/15/11                         761,066
  2,500,000    AAA       Middletown Township Board of Education, GO,
                          FSA-Insured, 5.000% due 8/1/27                          2,489,050
                         Morris Township, GO:
    550,000    Aa1*        6.550% due 7/1/09                                        649,396
    550,000    Aa1*        6.550% due 7/1/10                                        655,727
    500,000    Aa1*        6.550% due 7/1/11                                        600,225
  1,500,000    AAA       North Bergen Township, GO, FSA-Insured,
                          8.000% due 8/15/07                                      1,850,610
    500,000    AAA       South Amboy GO, MBIA-Insured, 6.375% due 12/1/10           533,955
                         West Windsor/Plainsboro, GO, Regional School District:
    180,000    AA          6.750% due 4/1/06                                        206,066
    490,000    AA          6.750% due 4/1/07                                        569,238
    435,000    AA          6.800% due 4/1/08                                        512,495
    170,000    AA          6.800% due 4/1/09                                        202,502
----------------------------------------------------------------------------------------
                                                                                 19,805,558
----------------------------------------------------------------------------------------
Hospital -- 18.8%
                         Camden County Improvement Authority Revenue:
  3,775,000    B1*         Health Care Redevelopment Project, Cooper Health,
                            5.875% due 2/15/15                                    2,875,116
  1,000,000    AAA         Health Systems, Catholic Health East, Series B,
                            AMBAC-Insured, 5.000% due 11/15/18                    1,011,110
  3,375,000    AAA       Jersey City Medical Center, AMBAC/FHA-Insured,
                          5.000% due 8/1/31                                       3,323,328
  2,500,000    AAA       New Jersey EDA, Nursing Home Revenue, RWJ Health Care
                          Corp., FSA-Insured, 6.500% due 7/1/24                   2,753,800
                         New Jersey Health Care Facilities Financing Authority
                          Revenue:
    200,000    AAA          Burdett Tomlin Memorial Hospital, Series D, FGIC-
                             Insured, Unrefunded Balance, 6.500% due 7/1/12         204,520
  1,000,000    B            Columbus Hospital, Series A, 7.500% due 7/1/21          843,120
  2,300,000    Baa2*        Deborah Heart & Lung Center, 6.300% due 7/1/23        2,315,686
    700,000    BBB+         East Orange General Hospital, Series B,
                             7.750% due 7/1/20                                      647,997
                         Pascack Valley Hospital Association:
  2,000,000    BBB-        5.125% due 7/1/18                                      1,555,800
  5,000,000    BBB-        5.125% due 7/1/28                                      3,628,100
  3,700,000    NR        Raritan Bay Medical Center, 7.250% due 7/1/27            3,736,223


                      See Notes to Financial Statements.


10 Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


   FACE
  AMOUNT   RATING(a)                          SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Hospital -- 18.8% (continued)
                     Robert Wood Johnson University Hospital:
$8,000,000 A+          5.700% due 7/1/20                                         $ 8,409,440
 3,000,000 A+          5.750% due 7/1/31                                           3,120,900
 2,000,000 Baa1*     Southern Ocean County Hospital, Series A,
                      6.250% due 7/1/23                                            2,041,800
 2,000,000 BBB-      St. Elizabeth's Hospital, 6.000% due 7/1/14                   1,937,540
 2,450,000 Baa1*     St. Mary Hospital, 5.875% due 7/1/12                          2,673,759
 1,500,000 AAA       University of Medicine & Dentistry, Series A, MBIA-Insured,
                      5.000% due 9/1/22                                            1,498,005
--------------------------------------------------------------------------------------------
                                                                                  42,576,244
--------------------------------------------------------------------------------------------
Housing: Multi-Family -- 1.9%
 2,550,000 AAA       New Jersey State Housing & Mortgage Finance Agency,
                      Multi-Family Housing Revenue, Presidential Plaza,
                      Series 1, FHA-Insured, 7.000% due 5/1/30                     2,604,953
 1,500,000 AAA       Newark Housing Financing Corp., Mortgage Revenue,
                      Refunding, Manor Apartments, Series A, FHA-Insured,
                      7.500% due 2/15/24                                           1,593,405
--------------------------------------------------------------------------------------------
                                                                                   4,198,358
--------------------------------------------------------------------------------------------
Housing: Single-Family -- 1.2%
 2,250,000 AAA       New Jersey State Housing & Mortgage Finance Agency
                      Revenue, Home Buyer, Series Z, MBIA-Insured,
                      5.700% due 10/1/17                                           2,351,228
   380,000 AAA       Virgin Islands HFA, Single-Family Mortgage Revenue,
                      Series A, GNMA-Collateralized, 6.500% due 3/1/25 (b)           396,830
--------------------------------------------------------------------------------------------
                                                                                   2,748,058
--------------------------------------------------------------------------------------------
Industrial Development -- 11.7%
   650,000 BBB+      Essex County Improvement Authority, Lease Revenue,
                      6.600% due 4/1/14                                              722,241
                     New Jersey EDA, EDR:
   895,000 Aaa*        Series L, 7.100% due 12/1/11 (b)                              916,203
   630,000 NR          Zirbser-Greenbriar Inc., Series A, 7.375% due 7/15/03         664,165
 1,500,000 BB+       New Jersey EDA, Electric Energy Facility Revenue, Vineland
                      Cogeneration LP Project, 7.875% due 6/1/19 (b)               1,546,530
 1,000,000 AAA       New Jersey EDA, Natural Gas Facilities Revenue, NUI Corp.,
                      Series A, AMBAC-Insured, 6.350% due 10/1/22                  1,107,450
                     New Jersey EDA, Revenue:
                       Cadbury Corp. Project, Series A, ACA-Insured:
   750,000 A            5.500% due 7/1/18                                            745,875
 1,250,000 A            5.500% due 7/1/28                                          1,210,775
                       First Mortgage, Fellowship Village, Series A:
 2,000,000 BBB-         5.500% due 1/1/18                                          1,855,800
 2,500,000 BBB-         5.500% due 1/1/25                                          2,254,550


                      See Notes to Financial Statements.


11 Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


   FACE
  AMOUNT   RATING(a)                         SECURITY                            VALUE
------------------------------------------------------------------------------------------
Industrial Development -- 11.7% (continued)
                       Harrogate Inc., Series A:
$2,000,000 BBB          5.750% due 12/1/16                                    $ 1,995,820
 1,500,000 BBB          5.875% due 12/1/26                                      1,428,990
 1,000,000 A+          Morris Hall/St. Lawrence Project, Series A, LOC
                        CoreStates First Bank, 6.250% due 4/1/25                1,051,300
   970,000 Aa3*        Series A-3, (Pre-Refunded -- Escrowed with U.S.
                        government securities to 12/1/02 Call @ 101.50),
                        6.550% due 12/1/07 (b)(c)                               1,003,193
 3,250,000 NR          Sr. Mortgage, Arbor Glen, Series A,
                        6.000% due 5/15/28                                      2,625,090
 1,000,000 AAA       New Jersey EDA, State Contract, Economic Recovery
                      Revenue, Series A, FSA-Insured, 6.000% due 3/15/21        1,050,420
 5,000,000 Aaa*      New Jersey EDA, State Lease Revenue, Bergen County
                      Administration Complex, MBIA-Insured,
                      4.750% due 11/15/26                                       4,773,900
 1,500,000 BBB+      New Jersey EDA, Terminal Revenue, GATX Terminal Corp.,
                      Series 1994, 7.300% due 9/1/19                            1,607,895
-----------------------------------------------------------------------------------------
                                                                               26,560,197
-----------------------------------------------------------------------------------------
Life Care -- 4.9%
                     New Jersey EDA, EDR:
   750,000 Aaa*        Eagle Rock Convalescent, Inc., GNMA-Collateralized,
                        7.375% due 12/20/06                                       770,888
 5,250,000 BBB-        Refunding United Methodist Homes,
                        5.125% due 7/1/25                                       4,489,065
                     New Jersey EDA Revenue, First Mortgage, Keswick Pines:
 2,885,000 NR          5.700% due 1/1/18                                        2,625,581
 2,800,000 NR          5.750% due 1/1/24                                        2,491,356
   705,000 AAA       New Jersey Health Care Facilities Financing Authority
                      Revenue, Spectrum for Living, Series B, FHA-Insured,
                      6.500% due 2/1/22                                           731,627
-----------------------------------------------------------------------------------------
                                                                               11,108,517
-----------------------------------------------------------------------------------------
Miscellaneous -- 14.0%
   615,000 A         Atlantic City COP, Series 1991, 8.875% due 1/15/13           835,840
 2,500,000 AAA       Atlantic County COP, Public Facilities Lease Agreements,
                      FGIC-Insured, 7.400% due 3/1/09                           3,058,350
 5,000,000 AAA       Casino Reinvestment Development Authority Parking Fee
                      Revenue, Series A, FSA-Insured, 5.250% due 10/1/16        5,168,550
 3,120,000 AAA       Essex County Improvement Authority Revenue, MBIA/FHA-
                      Insured, 5.900% due 1/1/25                                3,355,123


                      See Notes to Financial Statements.


12 Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


   FACE
  AMOUNT    RATING(a)                         SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Miscellaneous -- 14.0% (continued)
$   235,000 A+        Hudson County Improvement Authority, (Essential Purpose
                       Pooled Governmental Loan Project), Series 1986,
                       Remarketed 11/1/90, 7.600% due 8/1/25                     $   238,149
  1,500,000 AAA       Middlesex County COP, MBIA-Insured,
                       5.000% due 2/15/19                                          1,511,865
  1,525,000 AAA       Monmouth County Improvement Authority Revenue,
                       Governmental Loan, AMBAC-Insured,
                       5.750% due 12/1/19                                          1,651,453
  1,000,000 Aaa*      Morristown Parking Authority, Guaranteed Revenue,
                       FSA-Insured, 5.150% due 8/1/25                              1,004,400
  1,750,000 AAA       New Brunswick Housing Authority, Lease Revenue, Rutgers
                       University, FGIC-Insured, 4.750% due 7/1/18                 1,729,963
  1,000,000 AAA       New Brunswick Parking Authority Revenue, Series A,
                       FGIC-Insured, 6.500% due 9/1/19                             1,054,580
  1,000,000 AAA       New Jersey Building Authority, State Building Revenue,
                       MBIA-Insured, 5.000% due 6/15/18                            1,012,040
                      New Jersey EDA:
    480,000 BBB++       EDR, National Association of Accountants,
                         7.650% due 7/1/09                                           491,328
                        Municipal Loan Pool, FSA-Insured:
    765,000 Aaa*         5.125% due 11/15/14                                         803,311
  1,200,000 Aaa*         5.400% due 11/15/20                                       1,251,696
  4,000,000 BB          Special Facilities Revenue, Continental Airlines Inc.
                         Project, 7.000% due 11/15/30                              3,319,400
    700,000 NR          Station Plaza Park and Ride LP Project,
                         6.625% due 7/1/03 (b)                                       710,409
    930,000 NR          Waste Paper Recycling Revenue, (Marcal Paper Mills Inc.
                         Project), 8.500% due 2/1/10 (b)                           1,036,643
  3,000,000 AAA       New Jersey Sports and Exposition Authority, Monmouth
                       Park, Series A (Pre-Refunded -- Escrowed with U.S.
                       government securities to 1/1/05 Call @ 102),
                       8.000% due 1/1/25                                           3,514,710
-------------------------------------------------------------------------------------------
                                                                                  31,747,810
-------------------------------------------------------------------------------------------
Pollution Control -- 2.3%
                      Middlesex County Pollution Control Authority, Financing
                       Revenue, Amerada Hess Corp.:
  1,000,000 NR           7.875% due 6/1/22                                         1,089,030
  2,000,000 NR           6.875% due 12/1/22                                        2,068,560
  1,915,000 NR        New Jersey EDA Revenue, Sewer Facilities, Atlantic City
                       Sewer Co., 7.250% due 12/1/11 (b)                           1,962,128
-------------------------------------------------------------------------------------------
                                                                                   5,119,718
-------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


13 Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


   FACE
  AMOUNT   RATING(a)                          SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Solid Waste -- 2.6%
$1,950,000 BB++      Atlantic County Utilities Authority, Solid Waste Revenue,
                      7.125% due 3/1/16                                          $ 1,959,750
 2,500,000 Aa2*      Mercer County, Improvement Authority, County
                      Guaranteed Solid Waste Revenue,
                      5.750% due 9/15/16                                           2,716,275
 1,250,000 Aa3*      New Jersey EDA, Solid Waste Revenue Disposal Facility,
                      Garden State Paper Co., LOC Toronto Dominion Bank,
                      7.125% due 4/1/22                                            1,282,800
--------------------------------------------------------------------------------------------
                                                                                   5,958,825
--------------------------------------------------------------------------------------------
Transportation -- 16.6%
 2,000,000 AAA       Delaware River & Bay Authority, Development Revenue,
                      Series A, AMBAC-Insured, 5.750% due 1/1/29                   2,130,220
   800,000 Baa1*     Essex County Improvement Authority, Airport Project
                      Revenue, 6.800% due 11/1/21 (b)                                806,368
 1,000,000 Baa1*     New Jersey EDA, EDR, (American Airlines Inc. Project),
                      7.100% due 11/1/31 (b)                                         924,560
 6,000,000 AAA       New Jersey EDA, Transportation Project, Sublease,
                      Series A, FSA-Insured, 5.250% due 5/1/17                     6,184,980
 3,000,000 AA-       New Jersey State Highway Authority Garden State Parkway,
                      General Revenue, Series Parkway, 5.625% due 1/1/30           3,174,330
 6,030,000 AA        New Jersey State Transportation Trust Fund Authority,
                      Transportation System, Series A, 5.000% due 6/15/17          6,121,958
 1,000,000 AAA       New Jersey State Turnpike Authority, Turnpike Revenue,
                      Series C, MBIA-Insured, 6.250% due 1/1/26                    1,207,390
                     Port Authority of New York & New Jersey,
                       Special Obligation Revenue:
 3,500,000 NR           5th Installment, 6.750% due 10/1/19 (b)                    3,603,915
 2,000,000 AAA          96th Series, FGIC-Insured, 6.600% due 10/1/23 (b)          2,145,560
 5,000,000 AA-          Revenue Bond, 123rd Series, 5.000% due 7/12/31             4,676,950
 6,385,000 AAA       South Jersey Transportation Authority, Transportation
                      System Revenue, AMBAC-Insured, 5.125% due 11/1/22            6,482,691
--------------------------------------------------------------------------------------------
                                                                                  37,458,922
--------------------------------------------------------------------------------------------
Utilities -- 6.1%
   700,000 Baa1*     Beachwood Sewer Authority Revenue, Jr. Lien,
                      6.500% due 12/1/12                                             732,249
 1,000,000 AAA       Camden County Municipal Utilities Authority, Sewer
                      Revenue, FGIC-Insured, 5.250% due 7/15/17                    1,029,520
 1,000,000 AAA       Deptford Township Municipal Utilities Authority Revenue
                      GO, AMBAC-Insured, 5.500% due 2/1/23                         1,044,030
 2,500,000 AAA       Hamilton Township, Atlantic County Municipal Utilities
                      Authority, FGIC-Insured, 5.000% due 8/15/17                  2,543,775
 1,385,000 AAA       Kearny Municipal Utilities Authority Revenue, FGIC-Insured,
                      7.300% due 11/15/18                                          1,744,241


                      See Notes to Financial Statements.


14 Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)             September 30, 2001


   FACE
  AMOUNT   RATING(a)                        SECURITY                           VALUE
-----------------------------------------------------------------------------------------
Utilities -- 6.1% (continued)
$2,725,000 AAA       Middlesex County Improvement Authority, Utilities
                      System Revenue, Perth Amboy Franchise Project,
                      Series A, AMBAC-Insured, 5.000% due 9/1/29            $  2,704,590
 1,000,000 AAA       Middlesex County Utilities Authority, Sewer Revenue,
                      Series A, MBIA-Insured, 6.250% due 8/15/10               1,142,520
 1,020,000 AAA       Mount Holly, New Jersey Municipal Utilities Authority,
                      Sewer Revenue, Unrefunded Balance, MBIA-Insured,
                      4.750% due 12/1/28                                         967,756
 1,000,000 AAA       New Jersey EDA, Natural Gas Facilities Revenue,
                      (New Jersey Natural Gas Co. Project), Series A,
                      AMBAC-Insured, 6.250% due 8/1/24                         1,096,450
   750,000 AAA       Old Bridge Township Municipal Utilities Authority
                      Revenue, FGIC-Insured, 6.400% due 11/1/09                  794,835
----------------------------------------------------------------------------------------
                                                                              13,799,966
----------------------------------------------------------------------------------------
Water and Sewer -- 1.3%
                     New Jersey EDA Water Facilities Revenue, (American
                      Water Co. Inc. Project):
 1,000,000 NR           7.400% due 11/1/01 (b)                                 1,001,460
 2,000,000 AAA          Series B, FGIC-Insured, 5.375% due 5/1/32              2,040,520
----------------------------------------------------------------------------------------
                                                                               3,041,980
----------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $221,963,995**)                               $226,174,269
----------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), or a dagger (++), are rated by Moody's Investors Service, Inc. and Fitch IBCA, Duff & Phelps, respectively.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
** Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 16 and 17 for definitions of bond ratings and certain security descriptions.


                      See Notes to Financial Statements.


15 Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Bond Ratings (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA   --Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB
and B --Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa   --Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     --Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds that are rated "Baa" are considered as medium grade obligations,
        i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds that are rated "Ba" are judged to have speculative elements;
        their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B     --Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


16    Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

AAA    --Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.
BBB    --Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate.
         Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
BB     --Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.
NR     --Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

 Short-Term Security Ratings (unaudited)

SP-1   --Standard & Poor's highest rating indicating very strong or strong capacity to pay prin-
         cipal and interest; those issues determined to possess overwhelming safety character-
         istics are denoted with a plus (+) sign.
A-1    --Standard & Poor's highest commercial paper and variable-rate demand obligation
         (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 --Moody's highest rating for issues having a demand feature -- VRDO.
P-1    --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 Security Descriptions (unaudited)


ABAG   --Association of Bay Area
         Governments
ACA    --American Credit Association
AIG    --American International Guaranty
AMBAC  --American Municipal Bond
         Assurance Corporation
BIG    --Bond Investors Guaranty
CGIC   --Capital Guaranty Insurance
         Company
COP    --Certificate of Participation
EDA    --Economic Development
         Authority
EDR    --Economic Development
         Revenue
FAIRS  --Floating Adjustable Interest Rate
         Securities
FGIC   --Financial Guaranty Insurance
         Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage
         Corporation
FNMA   --Federal National Mortgage
         Association
FSA    --Financing Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage
         Association
GO     --General Obligation Bonds
HFA    --Housing Finance Authority
IDA    --Industrial Development
         Authority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
INFLOS --Inverse Floaters
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors
         Assurance Corporation
MVRICS --Municipal Variable Rate Inverse
         Coupon Security
PCR    --Pollution Control Revenue
RIBS   --Residual Interest Bonds
VA     --Veterans Administration
VRDD   --Variable Rate Daily Demand
VRWE   --Variable Rate Wednesday
         Demand


17    Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities (unaudited)             September 30, 2001



ASSETS:
  Investments, at value (Cost -- $221,963,995)                        $226,174,269
  Interest receivable                                                    3,650,771
  Receivable for Fund shares sold                                          114,691
-------------------------------------------------------------------------------------
  Total Assets                                                         229,939,731
-------------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                        930,645
  Payable to bank                                                          145,468
  Investment advisory fee payable                                           52,682
  Administration fee payable                                                38,690
  Payable for Fund shares purchased                                         32,106
  Distribution fees payable                                                 15,705
  Accrued expenses                                                          80,260
-------------------------------------------------------------------------------------
  Total Liabilities                                                      1,295,556
-------------------------------------------------------------------------------------
Total Net Assets                                                       $228,644,175
-------------------------------------------------------------------------------------
NET ASSETS:
     Par value of capital shares                                       $     18,108
     Capital paid in excess of par value                                229,648,678
     Undistributed net investment income                                     86,125
     Accumulated net realized loss from security transactions            (5,319,010)
     Net unrealized appreciation of investments                           4,210,274
-------------------------------------------------------------------------------------
Total Net Assets                                                       $228,644,175
-------------------------------------------------------------------------------------
Shares Outstanding:
     Class A                                                             13,110,121
     --------------------------------------------------------------------------------
     Class B                                                              3,762,938
     --------------------------------------------------------------------------------
     Class L                                                              1,234,822
     --------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                          $12.63
     --------------------------------------------------------------------------------
     Class B *                                                               $12.63
     --------------------------------------------------------------------------------
     Class L **                                                              $12.63
     --------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.17% of net asset value per share)       $13.16
     --------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)       $12.76
-------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


18 Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Statement of Operations (unaudited)



        For the Six Months Ended September 30, 2001
        INVESTMENT INCOME:
          Interest                                            $6,474,909
        -----------------------------------------------------------------
        EXPENSES:
          Investment advisory fee (Note 4)                       332,182
          Distribution fees (Note 4)                             326,408
          Administration fee (Note 4)                            221,455
          Shareholder and system servicing fees                   39,076
          Custody                                                 24,923
          Audit and legal                                         19,929
          Shareholder communications                              18,959
          Pricing service fees                                     6,872
          Directors' fees                                          6,260
          Registration fees                                        1,292
          Other                                                      910
        -----------------------------------------------------------------
          Total Expenses                                         998,266
        -----------------------------------------------------------------
        Net Investment Income                                  5,476,643
        -----------------------------------------------------------------
        REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 5):
         Realized Gain From Security Transactions
         (excluding short-term securities):
           Proceeds from sales                                 9,519,443
           Cost of securities sold                             9,000,557
        -----------------------------------------------------------------
          Net Realized Gain                                      518,886
        -----------------------------------------------------------------
          Increase in Net Unrealized Appreciation (Note 1)     2,775,103
        -----------------------------------------------------------------
        Net Gain on Investments                                3,293,989
        -----------------------------------------------------------------
        Increase in Net Assets From Operations                $8,770,632
        -----------------------------------------------------------------


                      See Notes to Financial Statements.


19 Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets


For the Six Months Ended September 30, 2001 (unaudited) and the Year Ended March 31, 2001

                                                                  September 30    March 31
----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $  5,476,643  $ 10,438,747
  Net realized gain (loss)                                             518,886    (1,685,656)
  Increase in net unrealized appreciation                            2,775,103    10,061,086
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                             8,770,632    18,814,177
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                             (5,579,002)  (10,633,538)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                    (5,579,002)  (10,633,538)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                                  25,747,707    38,675,995
  Net asset value of shares issued for reinvestment of dividends     2,580,703     6,003,061
  Cost of shares reacquired                                        (18,758,924)  (36,936,105)
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                9,569,486     7,742,951
--------------------------------------------------------------------------------------------
Increase in Net Assets                                              12,761,116    15,923,590
NET ASSETS:
  Beginning of period                                              215,883,059   199,959,469
--------------------------------------------------------------------------------------------
  End of period*                                                  $228,644,175  $215,883,059
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                     $86,125      $188,484
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


20 Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

Smith Barney New Jersey Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective April 1,


21    Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                                               Shareholders

2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six-month period ended September 30, 2001, interest income increased by $34,078, and the change in net unrealized appreciation of investments decreased by $34,078. In addition, the Fund recorded adjustments to increase the cost of securities and increase to accumulated undistributed net investment income by $27,298 to reflect the cumulative effect of this change up to the date of the adoption.

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting New Jersey.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.


22    Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                                               Shareholders

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended September 30, 2001, the Fund paid transfer agent fees of $30,326 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 2001, SSB received sales charges of $166,000 and $31,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended September 30, 2001, CDSCs paid to SSB were approximately:

      Class A Class B Class L
------------------------------
CDSCs $5,000  $15,000 $2,000
------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at the annual rate of 0.50%


23    Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                                               Shareholders
and 0.55% of the average daily net assets for each class, respectively. For the six months ended September 30, 2001, total Distribution Plan fees incurred were:

                       Class A  Class B  Class L
-------------------------------------------------
Distribution Plan Fees $119,069 $157,281 $50,058
-------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

5. Investments

During the six months ended September 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

----------------------
Purchases $18,220,575
----------------------
Sales       9,519,443
----------------------

At September 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------
Gross unrealized appreciation $10,041,704
Gross unrealized depreciation  (5,831,430)
-------------------------------------------
Net unrealized appreciation   $ 4,210,274
-------------------------------------------

6. Capital Loss Carryforward

At March 31, 2001, the Fund had, for Federal income tax purposes, approximately $4,497,000 of unused capital loss carryforwards, which are available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                        2008       2009
-------------------------------------------
Carryforward amounts $1,315,000 $3,182,000
-------------------------------------------


24    Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

7. Capital Shares

At September 30, 2001, the Fund had 100 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At September 30, 2001, total paid-in capital amounted to the following for each class:

                        Class A      Class B     Class L
-----------------------------------------------------------
Total Paid-in Capital $162,329,274 $51,309,218 $16,028,294
-----------------------------------------------------------

Transactions in shares of each class were as follows:

                                Six Months Ended            Year Ended
                               September 30, 2001         March 31, 2001
                             ----------------------  ------------------------
                              Shares      Amount       Shares       Amount
 ------------------------------------------------------------------------------
 Class A
 Shares sold                 1,382,897  $17,322,628   2,169,922  $ 26,429,035
 Shares sold on reinvestment   149,447    1,867,637     344,335     4,169,675
 Shares reacquired            (662,866)  (8,314,395) (1,671,947)  (20,246,680)
 ------------------------------------------------------------------------------
 Net Increase                  869,478  $10,875,870     842,310  $ 10,352,030
 ------------------------------------------------------------------------------
 Class B
 Shares sold                   401,251  $ 5,037,836     572,344  $  6,981,829
 Shares sold on reinvestment    43,038      537,580     125,321     1,514,982
 Shares reacquired            (737,496)  (9,223,109) (1,251,254)  (15,204,343)
 ------------------------------------------------------------------------------
 Net Decrease                 (293,207) $(3,647,693)   (553,589) $ (6,707,532)
 ------------------------------------------------------------------------------
 Class L
 Shares sold                   270,133  $ 3,387,243     429,815  $  5,265,131
 Shares sold on reinvestment    14,049      175,486      26,257       318,404
 Shares reacquired             (97,112)  (1,221,420)   (123,261)   (1,485,082)
 ------------------------------------------------------------------------------
 Net Increase                  187,070  $ 2,341,309     332,811  $  4,098,453
 ------------------------------------------------------------------------------


25    Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Financial Highlights



For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares                             2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/  1998    1997
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $12.45      $11.96    $13.26    $13.44   $12.92  $12.88
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                   0.32        0.65      0.65      0.66     0.70    0.70
  Net realized and unrealized gain (loss)      0.18        0.50     (1.21)     0.05     0.59    0.02
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.50        1.15     (0.56)     0.71     1.29    0.72
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.32)      (0.66)    (0.64)    (0.66)   (0.71)  (0.68)
  Net realized gains                             --          --     (0.10)    (0.23)   (0.06)     --
------------------------------------------------------------------------------------------------------
Total Distributions                           (0.32)      (0.66)    (0.74)    (0.89)   (0.77)  (0.68)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $12.63      $12.45    $11.96    $13.26   $13.44  $12.92
------------------------------------------------------------------------------------------------------
Total Return                                   4.10%++     9.92%    (4.28)%    5.41%   10.20%   5.74%
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)           $166        $152      $136      $170     $158    $148
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.75%+      0.76%     0.74%     0.75%    0.75%   0.76%
  Net investment income/(3)/                   5.12+       5.34      5.26      4.89     5.22    5.44
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           4%         18%       21%       52%      55%     36%
------------------------------------------------------------------------------------------------------

(1) For the six months ended September 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, the ratio of net investment income to average net assets would have been 5.09%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income was less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


26    Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class B Shares                 2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/  1998     1997
--------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period              $12.45     $11.95    $13.25    $13.44    $12.92   $12.88
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/        0.28       0.58      0.59      0.59      0.63     0.64
  Net realized and unrealized
   gain (loss)                      0.19       0.51     (1.22)     0.04      0.59     0.02
--------------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                         0.47       1.09     (0.63)     0.63      1.22     0.66
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (0.29)     (0.59)    (0.57)    (0.59)    (0.64)   (0.62)
  Net realized gains                  --         --     (0.10)    (0.23)    (0.06)      --
--------------------------------------------------------------------------------------------
Total Distributions                (0.29)     (0.59)    (0.67)    (0.82)    (0.70)   (0.62)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period    $12.63     $12.45    $11.95    $13.25    $13.44   $12.92
--------------------------------------------------------------------------------------------
Total Return                        3.81%++    9.38%    (4.82)%    4.80%     9.66%    5.23%
--------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)            $47,520    $50,491   $55,108   $69,350   $65,773  $62,249
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                          1.29%+     1.29%     1.26%     1.28%     1.27%    1.28%
  Net investment income/(3)/        4.59+      4.82      4.74      4.37      4.70     4.92
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                4%        18%       21%       52%       55%      36%
--------------------------------------------------------------------------------------------

(1) For the six months ended September 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, the ratio of net investment income to average net assets would have been 4.56%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income was less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.



27    Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                                     Shareholders

For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class L Shares                      2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)(3)/  1998    1997
--------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                   $12.44     $11.95    $13.25     $13.43     $12.92  $12.88
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)/             0.28       0.57      0.59       0.58       0.61    0.63
  Net realized and unrealized
   gain (loss)                           0.20       0.50     (1.23)      0.05       0.59    0.02
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      0.48       1.07     (0.64)      0.63       1.20    0.65
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.29)     (0.58)    (0.56)     (0.58)     (0.63)  (0.61)
  Net realized gains                       --         --     (0.10)     (0.23)     (0.06)     --
--------------------------------------------------------------------------------------------------
Total Distributions                     (0.29)     (0.58)    (0.66)     (0.81)     (0.69)  (0.61)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $12.63     $12.44    $11.95     $13.25     $13.43  $12.92
--------------------------------------------------------------------------------------------------
Total Return                             3.87%++    9.24%    (4.86)%     4.78%      9.50%   5.17%
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $15,592    $13,038    $8,544     $9,093     $6,153  $4,861
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                               1.31%+     1.33%     1.32%      1.32%      1.39%   1.32%
  Net investment income/(4)/             4.56+      4.76      4.70       4.32       4.58    4.88
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     4%        18%       21%        52%        55%     36%
--------------------------------------------------------------------------------------------------

(1) For the six months ended September 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) Without the adoption of the change in the accounting method discussed in
    Note 1, the ratio of net investment income to average net assets would have been 4.53%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income was less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


28    Smith Barney New Jersey Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

                                  SMITH BARNEY
                                   NEW JERSEY
                              MUNICIPALS FUND INC.



DIRECTORS                  INVESTMENT ADVISER
Herbert Barg               AND ADMINISTRATOR
Alfred J. Bianchetti       Smith Barney Fund
Martin Brody               Management LLC
Dwight B. Crane
Burt Dorsett               DISTRIBUTOR
Elliot Jaffe               Salomon Smith Barney Inc.
Stephen E. Kaufman
Joseph J. McCann           CUSTODIAN
Heath B. McLendon,         PFPC Trust Company
 Chairman
Cornelius Rose             TRANSFER AGENT
James J. Crisona, Emeritus Citi Fiduciary Trust Company
                           125 Broad Street, 11th Floor
OFFICERS                   New York, New York 10004
Heath B. McLendon
President and              SUB-TRANSFER AGENT
Chief Executive Officer    PFPC Global Fund Services
                           P.O. Box 9699
Lewis E. Daidone           Providence, Rhode Island
Senior Vice President      02940-9699
and Treasurer

Joseph P. Deane
Vice President
and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

  Smith Barney New Jersey Municipals Fund Inc.



  This report is submitted for the general information of the shareholders of Smith Barney New Jersey Municipals Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information. If used as sales material after December 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY NEW JERSEY MUNICIPALS FUND, INC.
  Smith Barney Mutual Funds
  125 Broad Street
  10/th/ Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds



          SalomonSmithBarney
----------------------------
A member of citigroup [LOGO]



 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0450 11/01